CONTRACT ASSETS	12 Months Ended
Dec. 31, 2024
CONTRACT ASSETS
CONTRACT ASSETS

7.    CONTRACT ASSETS

The breakdown of contract assets is as follows:

	2023	2024
Contract assets	2,877	2,603
Allowance for expected credit losses	(147)	(25)
Net	2,730	2,578
Current	(2,704)	(2,449)
Non-current	26	129

Management believes that the allowance for expected credit losses is adequate to cover losses on uncollectible contract assets.

Refer to Note 31 for details of related party transactions.